UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2015

CSRA INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-37494	47-4310550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code 703-642-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 27, 2015, CSRA Inc. (“CSRA”) became an independent company through consummation of the spin-off by Computer Sciences Corporation (“CSC”) of its U.S. public sector business. Prior to CSC’s distribution of the shares of CSRA common stock to CSC stockholders, CSC undertook a series of internal transactions, following which CSRA held the businesses constituting CSC’s North American Public Sector segment, as described in CSC’s Annual Report on Form 10-K for the year ended April 3, 2015 (the “Spin-Off”), which we refer to as the “Computer Sciences GS Business”. In periods prior to consummation of the Mergers (as defined below), we sometimes refer to CSRA, formerly known as Computer Sciences Government Services Inc., as “Computer Sciences GS”.

On November 30, 2015, CSRA completed its previously announced combination with SRA Companies, Inc. (“SRA Parent”), pursuant to the Agreement and Plan of Merger, dated as of August 31, 2015, by and among CSRA, CSC, SRA Parent, SRA International, Inc., an indirect wholly-owned subsidiary of SRA Parent, Star First Merger Sub Inc., a wholly-owned subsidiary of CSRA, Star Second Merger Sub LLC, a wholly-owned subsidiary of CSRA, and certain enumerated stockholders of SRA Parent (the “Merger Agreement”).

In accordance with the terms of the Merger Agreement, Star First Merger Sub Inc. merged with and into SRA Parent (the “First Merger”), with SRA Parent surviving the First Merger. Immediately after the First Merger, SRA Parent merged with and into Star Second Merger Sub LLC (the “Second Merger” and, together with the First Merger, the “Mergers”), with Star Second Merger Sub LLC surviving the Second Merger.

As a result of the Mergers, SRA International, Inc. became an indirect wholly-owned subsidiary of CSRA.

This Current Report on Form 8-K is being furnished to make available certain quarterly pro forma financial information. The Company believes that this information could be helpful to the financial community in understanding the recent historical performance of the component organizations of CSRA and assessing the underlying trends and seasonality in the business. Refer to the Basis of Presentation, included in Exhibit 99.1 attach herein, for an explanation of how all financial information was prepared and presented.

The following unaudited pro forma condensed combined financial information of the combined company is attached hereto as Exhibit 99.1 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended October 2, 2015, July 3, 2015, April 3, 2015, January 2, 2015, October 3, 2014, and July 4, 2014.
(ii)	Unaudited Pro Forma Condensed Combined Adjusted EBITDA Reconciliations for the Three Months Ended October 2, 2015, July 3, 2015, April 3, 2015, January 2, 2015, October 3, 2014, and July 4, 2014.
(iii)	Unaudited Pro Forma Backlog and Contract Awards as of or for the Three Months Ended October 2, 2015, July 3, 2015, April 3, 2015, January 2, 2015, October 3, 2014, and July 4, 2014.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CSRA INC.

Dated: December 24, 2015	By: /s/ Lawrence B. Prior III
Lawrence B. Prior III
President and Chief Executive Officer

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